Exhibit 99.1

December 20, 2022
FOR IMMEDIATE RELEASE

BlackBerry Reports Third Quarter Fiscal Year 2023 Results
Beats expectations for both revenue and earnings and delivers strong year-over-year revenue growth for IoT business unit

Third Quarter Fiscal 2023:
•Total company revenue of $169 million.
•IoT revenue of $51 million.
•Cybersecurity revenue of $106 million.
•Licensing & Other revenue of $12 million.
•GAAP basic loss per share of $0.01, non-GAAP basic loss per share of $0.05.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended November 30, 2022 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“This quarter we saw good progress in both of BlackBerry’s business units,” said John Chen, Executive Chairman & CEO, BlackBerry. “Our IoT business has strong momentum and delivered a record quarter for design-phase revenue, driven largely by design wins in core safety-critical auto and general embedded domains. It was also a strong quarter for product development, including a significant announcement with AWS for QNX to be made available in the cloud. BlackBerry IVY is progressing well, with positive engagement following product demonstrations at both Bosch Connected World and AWS’s re:Invent conference during the quarter. In our Cybersecurity business, the rebuilding continues to gain momentum. In line with the path outlined last quarter, churn improved and there was further evidence that investments in go-to-market and the product portfolio will drive further sequential improvements and progress towards a return to ARR growth next fiscal year.”

Third Quarter Fiscal 2023 Financial Highlights
•Total company revenue was $169 million.
•Total company GAAP and non-GAAP gross margin was 64%.
•IoT revenue was $51 million, a 19% increase year-over-year, with gross margin of 80%.
•Cybersecurity revenue was $106 million, with gross margin of 57% and ARR of $313 million.
•Cybersecurity billings were $103 million.
•Software and Services revenue in total was $157 million.
•Licensing and Other revenue was $12 million, with gross margin of 67%.
•GAAP operating loss was $2 million. Non-GAAP operating loss was $28 million.
•Total cash, cash equivalents, short-term and long-term investments were $505 million.

•Net cash used by operating activities in the quarter was $185 million, primarily due to the payment of the one-time litigation settlement from Q1 of this fiscal year.

Business Highlights & Strategic Announcements
•BlackBerry expands work with AWS to elevate BlackBerry QNX foundational software to the cloud, accelerating time to market for mission-critical embedded systems
•Dayin Technology selects BlackBerry QNX to develop acoustic solutions for Great Wall Motors’ premium, next-generation vehicles
•Human Horizons selects BlackBerry QNX to power its autonomous driving controller and intelligent digital cockpit in its ultra-futuristic digital GT, HiPhi Z vehicle
•BlackBerry launches Cyber Threat Intelligence (CTI) service to help customers prevent, detect, and effectively respond to cyberattacks
•BlackBerry strengthens cybersecurity platform to provide customers with improved threat identification, remediation capabilities, and endpoint support. Including, a dramatically improved user experience and investigation speed from a single-pane view and significant updates across triage and analysis workflows
•BlackBerry’s ZTNA offering, CylanceGATEWAY™, now provides data access and leakage visibility via a newly launched data loss detection module, CylanceAVERT™
•Investment in new features and capabilities for BlackBerry® UEM continues with the addition of latest eSIM and Android management as well as enhanced Google Chromebook integration, offering reduced administrative overhead
•NATO authorizes BlackBerry’s SecuSUITE® for Government for global NATO secure communications
•BlackBerry SecuSUITE expands secure communications partner network in Asia Pacific, with the addition of NSI Global, Praesidum Group and Teletrol-One

Outlook
BlackBerry will discuss its outlook in connection with the quarterly earnings announcement on its earnings conference call.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (844) 512-2926 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 8:30 p.m. ET on December 20, 2022, using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 3651702.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 215M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
	November 30, 2022	August 31, 2022	November 30, 2021	November 30, 2022	November 30, 2021
Revenue	$169	$168	$184	$505	$533
Cost of sales	60	62	67	186	190
Gross margin	109	106	117	319	343
Gross margin %	64.5%	63.1%	63.6%	63.2%	64.4%
Operating expenses
Research and development	52	54	57	159	172
Selling, marketing and administration	89	86	77	257	233
Amortization	26	25	42	78	133
Impairment of long-lived assets	—	4	—	4	—
Gain on sale of property, plant and equipment, net	—	(6)	—	(6)	—
Debentures fair value adjustment	(56)	(10)	(110)	(112)	(47)
Litigation settlement	—	—	—	165	—
	111	153	66	545	491
Operating income (loss)	(2)	(47)	51	(226)	(148)
Investment income (loss), net	2	(2)	25	(1)	22
Income (loss) before income taxes	—	(49)	76	(227)	(126)
Provision for income taxes	4	5	2	12	6
Net income (loss)	$(4)	$(54)	$74	$(239)	$(132)
Earnings (loss) per share
Basic	$(0.01)	$(0.09)	$0.13	$(0.41)	$(0.23)
Diluted	$(0.09)	$(0.10)	$(0.05)	$(0.54)	$(0.28)

Weighted-average number of common shares outstanding (000s)
Basic	578,948	577,314	571,138	577,718	568,877
Diluted	639,781	638,147	631,971	638,551	629,710
Total common shares outstanding (000s)	580,346	577,416	573,667	580,346	573,667

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	November 30, 2022	February 28, 2022
Assets
Current
Cash and cash equivalents	$255	$378
Short-term investments	194	334
Accounts receivable, net of allowance of $5 and $4, respectively	131	138
Other receivables	9	25
Income taxes receivable	5	9
Other current assets	175	159
	769	1,043
Restricted cash and cash equivalents	27	28
Long-term investments	29	30
Other long-term assets	8	9
Operating lease right-of-use assets, net	46	50
Property, plant and equipment, net	26	41
Goodwill	839	844
Intangible assets, net	450	522
	$2,194	$2,567
Liabilities
Current
Accounts payable	$21	$22
Accrued liabilities	154	157
Income taxes payable	21	11
Debentures	392	—
Deferred revenue, current	179	207
	767	397
Deferred revenue, non-current	30	37
Operating lease liabilities	57	66
Other long-term liabilities	1	4
Long-term debentures	—	507
	855	1,011
Shareholders’ equity
Capital stock and additional paid-in capital	2,898	2,869
Deficit	(1,533)	(1,294)
Accumulated other comprehensive loss	(26)	(19)
	1,339	1,556
	$2,194	$2,567

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Nine Months Ended
	November 30, 2022	November 30, 2021
Cash flows from operating activities
Net loss	$(239)	$(132)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	85	142
Stock-based compensation	23	25
Gain on sale of investment	—	(22)
Impairment of long-lived assets	4	—
Gain on sale of property, plant and equipment, net	(6)	—
Debentures fair value adjustment	(112)	(47)
Operating leases	(12)	(12)
Other	7	(3)
Net changes in working capital items
Accounts receivable, net of allowance	7	44
Other receivables	16	8
Income taxes receivable	4	1
Other assets	(2)	5
Accounts payable	(1)	6
Accrued liabilities	(2)	2
Income taxes payable	10	5
Deferred revenue	(35)	(59)
Net cash used in operating activities	(253)	(37)
Cash flows from investing activities
Acquisition of long-term investments	(2)	(1)
Distribution from long-term investments	—	35
Acquisition of property, plant and equipment	(5)	(6)
Proceeds on sale of property, plant and equipment	17	—
Acquisition of intangible assets	(24)	(22)
Acquisition of short-term investments	(393)	(695)
Proceeds on sale or maturity of restricted short-term investments	—	24
Proceeds on sale or maturity of short-term investments	533	776
Net cash provided by investing activities	126	111
Cash flows from financing activities
Issuance of common shares	6	9
Net cash provided by financing activities	6	9
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	(3)	(1)
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	(124)	82
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	406	218
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$282	$300

As at	November 30, 2022	February 28, 2022
Cash and cash equivalents	$255	$378
Restricted cash and cash equivalents	27	28
Short-term investments	194	334
Long-term investments	29	30
	$505	$770

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following table shows information by operating segment for the three months ended November 30, 2022 and November 30, 2021. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	November 30,		November 30,		November 30,		November 30,
	2022	2021	2022	2021	2022	2021	2022	2021
Segment revenue	$106	$128	$51	$43	$12	$13	$169	$184
Segment cost of sales	46	52	10	8	4	6	60	66
Segment gross margin	$60	$76	$41	$35	$8	$7	$109	$118
Segment gross margin %	57%	59%	80%	81%	67%	54%	64%	64%
The following table reconciles the Company’s segment results for the three months ended November 30, 2022 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2022
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$106	$51	$12	$169	$—	$169
Cost of sales	46	10	4	60	—	60
Gross margin (1)	$60	$41	$8	$109	$—	$109
Operating expenses					111	111
Investment income, net					(2)	(2)
Income before income taxes						$—
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2022.
The following table reconciles the Company’s segment results for the three months ended November 30, 2021 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2021
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$128	$43	$13	$184	$—	$184
Cost of sales	52	8	6	66	1	67
Gross margin (1)	$76	$35	$7	$118	$(1)	$117
Operating expenses					66	66
Investment income, net					(25)	(25)
Income before income taxes						$76
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2021.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements with a consistent basis for comparison across accounting periods and is useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net loss, adjusted loss per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense, adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage, adjusted EBITDA margin percentage and free cash usage and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended November 30, 2022 and November 30, 2021
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended November 30, 2022 and November 30, 2021 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2022	November 30, 2021
Gross margin	$109	$117
Stock compensation expense	—	1
Adjusted gross margin	$109	$118

Gross margin %	64.5%	63.6%
Stock compensation expense	—%	0.5%
Adjusted gross margin %	64.5%	64.1%
Reconciliation of U.S. GAAP operating expense for the three months ended November 30, 2022 and November 30, 2021 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2022	November 30, 2021
Operating expense	$111	$66
Stock compensation expense	8	5
Debentures fair value adjustment	(56)	(110)
Acquired intangibles amortization	22	29
Adjusted operating expense	$137	$142
Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the three months ended November 30, 2022 and November 30, 2021 to adjusted net loss and adjusted basic loss per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	November 30, 2022		November 30, 2021
		Basic loss per share		Basic earnings (loss) per share
Net income (loss)	$(4)	$(0.01)	$74	$0.13
Stock compensation expense	8		6
Debentures fair value adjustment	(56)		(110)
Acquired intangibles amortization	22		29
Adjusted net loss	$(30)	$(0.05)	$(1)	$0.00

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended November 30, 2022 and November 30, 2021 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2022	November 30, 2021
Research and development	$52	$57
Stock compensation expense	2	2
Adjusted research and development	$50	$55

Selling, marketing and administration	$89	$77
Stock compensation expense	6	3
Adjusted selling, marketing and administration	$83	$74

Amortization	$26	$42
Acquired intangibles amortization	22	29
Adjusted amortization	$4	$13
Adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage and adjusted EBITDA margin percentage for the three months ended November 30, 2022 and November 30, 2021 are reflected in the table below.

For the Three Months Ended (in millions)	November 30, 2022	November 30, 2021
Operating income (loss)	$(2)	$51
Non-GAAP adjustments to operating income (loss)
Stock compensation expense	8	6
Debentures fair value adjustment	(56)	(110)
Acquired intangibles amortization	22	29
Total non-GAAP adjustments to operating income (loss)	(26)	(75)
Adjusted operating loss	(28)	(24)
Amortization	28	45
Acquired intangibles amortization	(22)	(29)
Adjusted EBITDA	$(22)	$(8)

Revenue	$169	$184
Adjusted operating loss margin % (1)	(17%)	(13%)
Adjusted EBITDA margin % (2)	(13%)	(4%)
______________________________
(1) Adjusted operating loss margin % is calculated by dividing adjusted operating loss by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the nine months ended November 30, 2022 and November 30, 2021
A reconciliation of the most directly comparable U.S. GAAP financial measures for the nine months ended November 30, 2022 and November 30, 2021 to adjusted financial measures is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2022	November 30, 2021
Gross margin	$319	$343
Stock compensation expense	2	3
Adjusted gross margin	$321	$346

Gross margin %	63.2%	64.4%
Stock compensation expense	0.4%	0.5%
Adjusted gross margin %	63.6%	64.9%
Reconciliation of U.S. GAAP operating expense for the nine months ended November 30, 2022 and November 30, 2021 to adjusted operating expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2022	November 30, 2021
Operating expense	$545	$491
Restructuring charges	4	—
Stock compensation expense	19	22
Debentures fair value adjustment	(112)	(47)
Acquired intangibles amortization	67	93
LLA impairment charge	4	—
Litigation settlement	165	—
Adjusted operating expense	$398	$423
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the nine months ended November 30, 2022 and November 30, 2021 to adjusted net loss and adjusted basic loss per share is reflected in the table below:

For the Nine Months Ended (in millions, except per share amounts)	November 30, 2022		November 30, 2021
		Basic loss per share		Basic loss per share
Net loss	$(239)	$(0.41)	$(132)	$(0.23)
Restructuring charges	4		—
Stock compensation expense	21		25
Debentures fair value adjustment	(112)		(47)
Acquired intangibles amortization	67		93
LLA impairment charge	4		—
Litigation settlement	165		—
Adjusted net loss	$(90)	$(0.16)	$(61)	$(0.11)

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the nine months ended November 30, 2022 and November 30, 2021 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2022	November 30, 2021
Research and development	$159	$172
Stock compensation expense	6	6
Adjusted research and development	$153	$166

Selling, marketing and administration	$257	$233
Restructuring charges	4	—
Stock compensation expense	13	16
Adjusted selling, marketing and administration	$240	$217

Amortization	$78	$133
Acquired intangibles amortization	67	93
Adjusted amortization	$11	$40
Adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage and adjusted EBITDA margin percentage for the nine months ended November 30, 2022 and November 30, 2021 are reflected in the table below.

For the Nine Months Ended (in millions)	November 30, 2022	November 30, 2021
Operating loss	$(226)	$(148)
Non-GAAP adjustments to operating loss
Restructuring charges	4	—
Stock compensation expense	21	25
Debentures fair value adjustment	(112)	(47)
Acquired intangibles amortization	67	93
LLA impairment charge	4	—
Litigation settlement	165	—
Total non-GAAP adjustments to operating loss	149	71
Adjusted operating loss	(77)	(77)
Amortization	85	142
Acquired intangibles amortization	(67)	(93)
Adjusted EBITDA	$(59)	$(28)

Revenue	$505	$533
Adjusted operating loss margin % (1)	(15%)	(14%)
Adjusted EBITDA margin % (2)	(12%)	(5%)
______________________________
(1) Adjusted operating loss margin % is calculated by dividing adjusted operating loss by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The Company uses free cash usage when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash usage is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business. Reconciliation of U.S. GAAP net cash flow used in operating activities for the three months ended November 30, 2022 and November 30, 2021 to free cash usage is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2022	November 30, 2021
Net cash used in operating activities	$(185)	$(19)
Acquisition of property, plant and equipment	(1)	(2)
Free cash usage	$(186)	$(21)
For the three months ended November 30, 2022, free cash usage includes $164 million in litigation settlement paid.
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), Cybersecurity total contract value (“TCV”) billings, and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	November 30, 2022
Cybersecurity Annual Recurring Revenue	$313
Cybersecurity Dollar-Based Net Retention Rate	84%
Cybersecurity Total Contract Value Billings	$103
Recurring Software Product Revenue	~ 80%